AMD FINANCIAL RESULTS Second Quarter 2022 August 2, 2022

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202222 CAUTIONARY STATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as the features, functionality, performance, availability, timing and expected benefits of AMD products and AMD’s expected third quarter 2022 and fiscal 2022 financial outlook, including revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of revenue, non-GAAP interest expense, taxes and other, non- GAAP tax rates and diluted share count, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward- looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; global economic uncertainty; loss of a significant customer; impact of the COVID-19 pandemic on AMD’s business, financial condition and results of operations; competitive markets in which AMD’s products are sold; market conditions of the industries in which AMD products are sold; cyclical nature of the semiconductor industry; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to introduce products on a timely basis with expected features and performance levels; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyber-attacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products in a timely manner; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of government actions and regulations such as export administration regulations, tariffs and trade protection measures; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals-related provisions and other laws or regulations; impact of acquisitions, joint ventures and/or investments on AMD's business, and ability to integrate acquired businesses, such as Xilinx and Pensando; impact of any impairment of the combined company’s assets on the combined company’s financial position and results of operation; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit facility; AMD's indebtedness; AMD's ability to generate sufficient cash to meet its working capital requirements or generate sufficient revenue and operating cash flow to make all of its planned R&D or strategic investments; political, legal, economic risks and natural disasters; future impairments of goodwill and technology license purchases; AMD’s ability to attract and retain qualified personnel; AMD’s stock price volatility; and worldwide political conditions. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP earnings per share and free cash flow. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For fiscal 2022, AMD uses a projected non-GAAP tax rate of 13%, which excludes the tax impact of pre-tax non-GAAP adjustments, reflecting currently available information, and a projected non-GAAP cash tax rate of approximately 10% that includes the projected current income tax liability plus known foreign withholding tax obligations paid expressed as a percentage of non-GAAP profit before tax. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses, interest expense, taxes and other. These forward-looking non-GAAP measures are based on current expectations as of August 2, 2022, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202233 Expanding Customer & Partner Ecosystem Significant Business Acceleration Outstanding Financial Performance Best Product Portfolio in History OUR JOURNEY

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202244 OUR LEADERSHIP TECHNOLOGY Software Enablement Open-source software co-designed with hardware and optimized for performance across heterogenous solutions Data Center Leadership Driving innovation in cloud, enterprise, AI and accelerated computing Advanced Technology Driving leadership process technology and 3D chiplet packaging Industry-Leading IP Executing leadership CPU, GPU, DPU, FPGA and Adaptive SOC products and roadmaps

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202255 OUR BEST EVER PRODUCT PORTFOLIO Embedded Leadership FPGAs, Adaptive SOCs and Embedded CPUs and GPUs for a broad set of markets Gaming Top-to-bottom Radeon™ desktop and notebook GPUs and premium game console and semi-custom products Client Leadership Ryzen™ processors for notebook and desktop PCs and commercial workstations Data Center Leadership data center solutions with EPYC™ server processors, AMD Instinct™ GPUs, FPGAs, DPUs, SmartNICs, and adaptive SOCs

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 20226 QUARTERLY SUMMARY Q2 2022¹ ▪ Record revenue of $6.6 billion grew 70% y/y ▪ Growth across all segments: Data Center, Client, Gaming and Embedded 1. See Appendices for GAAP to Non-GAAP reconciliation 48% 46% Q2 2021 Q2 2022 $3.9B $6.6B Q2 2021 Q2 2022 ▪ GAAP gross margin includes amortization of acquisition-related intangible assets ▪ Non-GAAP gross margin primarily driven by higher Data Center and Embedded revenue 54% (Non-GAAP) -2 pp y/y +6pp y/y Revenue Gross Margin

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 20227 QUARTERLY SUMMARY Q2 2022¹ 1. See Appendices for GAAP to Non-GAAP reconciliation ▪ Net income $447 million; Non-GAAP net income $1.7 billion ▪ EPS reflects lower net income and higher share count as a result of Xilinx acquisition; Non-GAAP EPS primarily driven by higher net income $0.8B $0.5B Q2 2021 Q2 2022 $2.0B (Non-GAAP) $0.9B (Non-GAAP) Operating Income -$0.3B y/y +$1.1B y/y $0.58 $0.27 Q2 2021 Q2 2022 $1.05 (Non-GAAP) $0.63 (Non-GAAP) -$0.31 y/y +$0.42y/y ▪ Operating income includes amortization of acquisition-related intangible assets ▪ Record non-GAAP operating income of $2.0B Earnings Per Share

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 20228 ($ in millions, except per share data) Q2’22 Q2’21 Y/Y Revenue $6,550 $3,850 Up 70% Gross Profit $3,028 $1,830 Up 65% Gross Margin % 46% 48% Down 140 bps Operating Expenses $2,508 $1,000 Up 151% Operating Expense/Revenue % 38% 26% Up 12 pp Operating Income $526 $831 Down 37% Operating Margin % 8% 22% Down 14 pp Net Income $447 $710 Down 37% Earnings Per Share $0.27 $0.58 Down 53% 1. Q2’22 includes a full quarter of amortization of intangible assets associated with the Xilinx acquisition. Q2 2022 SUMMARY P&L | GAAP

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 20229 ($ in millions, except per share data) Q2’22 Q2’21 Y/Y Revenue $6,550 $3,850 Up 70% Gross Profit $3,538 $1,832 Up 93% Gross Margin % 54% 48% Up 640 bps Operating Expenses $1,562 $909 Up 72% Operating Expense/Revenue % 24% 24% Flat Operating Income $1,982 $924 Up 115% Operating Margin % 30% 24% Up 6 pp Net Income $1,707 $778 Up 119% Earnings Per Share¹ $1.05 $0.63 Up 67% Q2 2022 SUMMARY P&L | NON-GAAP1 1. See Appendices for GAAP to Non-GAAP reconciliation and share count reference

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202210 $2.8 $3.2 $3.4 $3.9 $4.3 $4.8 $5.9 $6.6 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 SIGNIFICANT REVENUE GROWTH +70% y/y REVENUE TREND ($ in Billions)

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202211 44% 45% 46% 48% 48% 50% 48% 46% Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 54% (Non-GAAP) DATA CENTER & EMBEDDED GROWTH DRIVE HIGHER MARGIN GROSS MARGIN TREND (GAAP and Non-GAAP)* *See Appendices for GAAP to Non-GAAP reconciliation. GAAP and non-GAAP gross margin are the same for all quarters except for Q1’22 and Q2’22. GAAP: -2 pp y/y Non-GAAP: +6pp y/y 53% (Non-GAAP)

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202212 $0.32 $0.39 $0.45 $0.58 $0.75 $0.80 $0.56 $0.27 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 $1.06 Valuation Allowance Release $1.45 1 EARNINGS PER SHARE TREND (GAAP) 1. In Q4 2020, AMD released $1.3 billion of its $2.9 billion income tax valuation allowance. The valuation allowance release had a $1.06 benefit to Q4 2020 earnings per share. 2022 EPS INCLUDES ACQUISITION-RELATED AMORTIZATION

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202213 $0.41 $0.52 $0.52 $0.63 $0.73 $0.92 $1.13 $1.05 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 +67% y/y EARNINGS PER SHARE TREND (Non-GAAP)* SIGNIFICANT Y/Y GROWTH IN NON-GAAP EPS *See Appendices for GAAP to Non-GAAP reconciliation

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202214 Q2 2022 SUMMARY BALANCE SHEET ITEMS STRONG & GROWING CASH POSITION Cash from operations $1.04 billion; free cash flow $906 million2 Repurchased $920 million of common stock ($ in millions) Q2’22 Q2’21 Y/Y Cash, Cash Equivalents and Short-term Investments $5,992 $3,793 Up $2,199 Accounts Receivable, Net $4,050 $2,020 Up $2,030 Inventories $2,648 $1,765 Up $883 Total Debt (principal amount)1 $2,813 $313 Up $2,500 Total Debt, Net1 $2,777 $313 Up $2,464 1. See Appendices for Total Debt reconciliation 2. See Appendices for GAAP to Non-GAAP reconciliation

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202215 Q2 2022 SEGMENT RESULTS ($ in millions) Q2’22 Q2’21 Y/Y Data Center Net Revenue $1,486 $813 Up 83% Operating Income $472 $204 Up 131% Client Net Revenue $2,152 $1,728 Up 25% Operating Income $676 $538 Up 26% Gaming Net Revenue $1,655 $1,255 Up 32% Operating Income $187 $175 Up 7% Embedded Net Revenue $1,257 $54 Up 2,228% Operating Income $641 $6 Up 10,583% (GAAP)

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202216 DATA CENTER SEGMENT Q2 2022 ▪ 60+ new EPYC processor-based cloud instances across Tier 1 customers ▪ Enterprise OEM adoption accelerated in Q2 ▪ Frontier supercomputer #1 spot on TOP500 and GREEN500 lists ▪ Microsoft Azure deploying AMD Instinct MI200 accelerators ▪ Successfully completed the acquisition of Pensando Systems Strategic Highlights $0.8B $1.5B Q2 2021 Q2 2022 25% 32% Q2 2021 Q2 2022 Quarterly Revenue Operating Margin Revenue $1.5 Billion Up 83% y/y Strong sales of EPYC™ server processors Operating Income $472 Million vs. $204 Million a year ago Growth in operating income primarily driven by higher revenue, partially offset by higher operating expenses

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202217 CLIENT SEGMENT Q2 2022 ▪ Announced Ryzen 7000 Series desktop processors based on 5nm “Zen 4” architecture ▪ HP and Lenovo launched 50+ AMD Ryzen processor-based commercial notebooks ▪ Dell announced its 1st AMD processor- based Precision workstation Strategic Highlights$1.7B $2.2B Q2 2021 Q2 2022 31% 32% Q2 2021 Q2 2022 Quarterly Revenue Operating Margin Revenue $2.2 Billion Up 25% y/y Driven by Ryzen™ mobile processor sales Operating Income $676 Million vs. $538 Million a year ago Growth in operating income primarily driven by higher revenue, partially offset by higher operating expenses

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202218 GAMING SEGMENT Q2 2022 ▪ Announced new Radeon™ RX 6950 XT, RX 6750 XT, and RX 6650 XT graphics cards ▪ Launched AMD Advantage gaming notebooks; Alienware m17 named best gaming laptop by Laptop Magazine ▪ Continued strong demand for semi- custom game consoles; on track for record annual revenue Strategic Highlights$1.3B $1.7B Q2 2021 Q2 2022 14% 11% Q2 2021 Q2 2022 Quarterly Revenue Operating Margin Revenue $1.7 Billion Up 32% y/y Driven by higher semi-custom product sales, partially offset by a decline in gaming graphics Operating Income $187 Million vs. $175 Million a year ago Growth in operating income driven by higher semi-custom revenue, partially offset by higher operating expenses

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202219 EMBEDDED SEGMENT Q2 2022 ▪ Canon selected Versal™ AI Core series for Canon Free Viewpoint Video System transforming live sports broadcasts ▪ Introduced Versal Premium series with AI Engines for the aerospace, defense and test and measurement markets Strategic Highlights $1.3B Q2 2021 Q2 2022 11% 51% Q2 2021 Q2 2022 Quarterly Revenue Operating Margin Revenue $1.3 Billion Up 2,228% y/y Primarily driven by inclusion of Xilinx embedded revenue Operating Income $641 Million vs. $6 Million a year ago $0.05B Growth in operating income primarily driven by higher revenue

FINANCIAL OUTLOOK – NON-GAAP [1]

($ in millions)	Q3'22	FY 2022
Revenue	~$6.7 Billion +/- $200 Million Growth of ~55% y/y	~$26.3 Billion +/- $300 Million Growth of ~60% y/y
Gross Margin %	~54%	~54%
Operating Expenses Operating Expenses/Revenue %	~$1.64 Billion ~24.5%	~24%
Interest Expense, Taxes and Other	~$270 Million	--
Effective Tax Rate	~13% of pre-tax income	
Cash Tax Rate	--	~10% of pre-tax income
Diluted Share Count[2]	~1.63 billion shares	~1.57 billion shares

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of August 2, 2022, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, amortization of acquired intangible assets, income tax provision, equity income in investee, and other non-recurring items such as loss on debt redemption/conversion, impairment charges and acquisition-related costs. The timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control; therefore, a reconciliation to equivalent GAAP measures is not practicable at this time.

2. Refer to Diluted Share Count overview in the Appendices

20 Q2 2022 FINANCIAL RESULTS – AUGUST 2, 2022

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Q2 2022 FINANCIAL RESULTS – AUGUST 2, 20222121 Gross Margin of 46% Non-GAAP GM of 54% Cash from Ops $1.04B Free Cash Flow $906M Repurchased $920M Common Stock Revenue $6.6B Up 70% Y/Y Q2 2022 SUMMARY 1 STRONG REVENUE DIVERSITY AND CASH GENERATION 1. See Appendices for GAAP to Non-GAAP reconciliation

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 2022222 AMD COMMITMENT TO ESG Governance Delivering industry leading products with integrity, innovation and quality in order to help solve global challenges Social Creating a culture that drives innovation by fostering diversity, inclusion and belonging Environmental Steadfast commitment to environmental stewardship and contributing to our local communities CORPORATE RESPONSIBILITY REPORT ON AMD.COM

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 20222323 DRIVING COMPELLING SHAREHOLDER RETURNS

APPENDICES

RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN

(Millions) (Unaudited)	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
GAAP gross profit	$ 1,230	$ 1,451	$ 1,587	$ 1,830	$ 2,086	$ 2,426	$ 2,818	$ 3,028
GAAP gross margin %	44%	45%	46%	48%	48%	50%	48%	46%
Stock-based compensation	1	1	1	2	1	1	4	8
Acquisition-related costs (1)	–	–	–	–	–	–	92	95
Amortization of acquired intangible assets	–	–	–	–	–	–	186	407
Non-GAAP gross profit	$ 1,231	$ 1,452	$ 1,588	$ 1,832	$ 2,087	$ 2,427	$ 3,100	$ 3,538
Non-GAAP gross margin %	44%	45%	46%	48%	48%	50%	53%	54%

RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

(Millions) (Unaudited)	Q2'22	Q2'21
GAAP operating expenses	$ 2,508	$ 1,000
GAAP Operating Expenses/Revenue %	38%	26%
Stock-based compensation	251	81
Acquisition-related costs (1)	79	10
Amortization of acquired intangible assets	616	–
Non-GAAP operating expenses	$ 1,562	$ 909
Non-GAAP Operating Expenses/Revenue %	24%	24%

(1) Acquisition-related costs primarily comprised of transaction costs, purchase price adjustments for inventory and certain compensation charges.

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Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202225 APPENDICES RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME (Millions) (Unaudited) Q2’22 Q2’21 GAAP operating income $ 526 $ 831 GAAP operating margin % 8% 22% Stock-based compensation 259 83 Acquisition-related costs (1) 174 10 Amortization of acquired intangible assets 1,023 – Non-GAAP operating income $ 1,982 $ 924 Non-GAAP operating margin % 30% 24% (1) Acquisition-related costs primarily comprised of transaction costs, purchase price adjustments for inventory and certain compensation charges

APPENDICES

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME / EARNINGS PER SHARE

(Millions, except per share data) (Unaudited)	Q3'20		Q4'20		Q1'21		Q2'21		Q3'21		Q4'21		Q1'22		Q2'22	
GAAP net income / earnings per share	$ 390	$ 0.32	$ 1,781	$ 1.45	$ 555	$ 0.45	$ 710	$ 0.58	$ 923	$ 0.75	$ 974	$ 0.80	$ 786	$ 0.56	$ 447	$ 0.27
Loss on debt redemption/conversion	38	0.03	16	0.01	14	0.02	1	–	–	–	–	–	–	–	–	–
(Gains) losses on equity investments, net	–	–	–	–	–	–	–	–	(60)	(0.05)	(4)	–	44	0.03	10	–
Non-cash interest expense related to convertible debt	2	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Stock-based compensation	76	0.06	79	0.06	85	0.07	83	0.06	99	0.08	112	0.09	174	0.12	259	0.16
Equity income in investee	(1)	–	(3)	–	(2)	–	(2)	–	(2)	–	–	–	(3)	–	(4)	–
Acquisition-related costs (1)	–	–	14	0.01	15	0.01	10	0.01	8	0.01	9	–	233	0.17	174	0.11
Amortization of acquired intangible assets	–	–	–	–	–	–	–	–	–	–	–	–	479	0.34	1,023	0.63
Release of valuation allowance on deferred tax assets	–	–	(1,301)	(1.06)	–	–	–	–	–	–	–	–	–	–	–	–
Income tax provision	(4)	–	50	0.05	(25)	(0.03)	(24)	(0.02)	(75)	(0.06)	31	0.03	(124)	(0.09)	(202)	(0.12)
Non-GAAP net income / earnings per share	$ 501	$ 0.41	$ 636	$ 0.52	$ 642	$ 0.52	$ 778	$ 0.63	$ 893	$ 0.73	$ 1,122	$ 0.92	$ 1,589	$ 1.13	$ 1,707	$ 1.05

Shares used and net income adjustment in earnings per share calculation	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
Shares used in per share calculation (GAAP) (2)	1,215	1,226	1,231	1,232	1,230	1,222	1,410	1,632
Interest expense add back to GAAP net income (2)	$ 1	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Shares used in per share calculation (Non-GAAP)	1,230	1,232	1,233	1,232	1,230	1,222	1,410	1,632
Interest expense add back to Non-GAAP net income	$ 1	$ -	$ -	$ -	$ -	$ -	$ -	$ -

(1) Acquisition-related costs primarily comprised of transaction costs, purchase price adjustments for inventory and certain compensation charges.
(2) Q3'20 and Q4'20 GAAP diluted EPS calculation includes 11 million and 3 million shares, respectively, related to the assumed conversion of the Company's 2026 Convertible Notes and the associated $1 million and $0 million interest expense, respectively, add-back to net income under the "if converted" method. The 20 million (15 million weighted-average), 8 million shares (6 million weighted-average) and 3 million shares (2 million weighted-average) issued in exchange for $165 million, $60 million and $24 million of convertible debt in Q3'20, Q4'20 and Q1'21, respectively, were not included as their inclusion would have been anti-dilutive.

26 Q2 2022 FINANCIAL RESULTS – AUGUST 2, 2022

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Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202227 (Millions) (Unaudited) Q2’22 Q2’21 7.50% Senior Notes due 2022 $ 312 $ 312 2.95% Senior Notes due 2024 750 – 2.125% Convertible Senior Notes due 2026 1 1 2.375% Senior Notes due 2030 750 – 3.924% Senior Notes due 2032 500 – 4.393% Senior Notes due 2052 500 – Total Debt (principal amount) $ 2,813 $ 313 Unamortized debt discount and issuance costs (36) – Total Debt (net) $ 2,777 $ 313 (Millions) (Unaudited) Q2’22 Operating cash flow 1,038 Operating cash flow margin % 16% Purchases of property and equipment (132) Free cash flow 906 Free cash flow margin % 14% TOTAL DEBT (NET) APPENDICES RECONCILIATION OF OPERATING CASH FLOW TO FREE CASH FLOW

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202228 Shares (millions) (1) Q1’22 Q2’22 Q3’22 2022 Actual Actual Estimate Estimate Basic shares 1,393 1,618 1,617 1,563 Dilutive impact from: Employee equity grants and warrant(2) 17 14 11 11 Diluted shares 1,410 1,632 1,628 1,574 APPENDICES SHARE COUNT OVERVIEW The table above provides actual share count for Q1’22 and Q2’22 and an estimate of share count to use when calculating GAAP and non-GAAP diluted earnings per share for Q3’22 and FY 2022. (1) Share counts are weighted average shares. (2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q1’22 and Q2’22 average stock price was $121.81 and $96.04, respectively. The Q2’22 average stock price of $96.04 was assumed for Q3’22 and FY22 average stock price estimates.

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202229 ($ in millions) Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Q2’22 2020 2021 Data Center Net Revenue $610 $813 $1,108 $1,163 $1,293 $1,486 $1,685 $3,694 Operating Income $110 $204 $308 $369 $427 $472 $198 $991 Client Net Revenue $1,638 $1,728 $1,692 $1,829 $2,124 $2,152 $5,189 $6,887 Operating Income $530 $538 $490 $530 $692 $676 $1,608 $2,088 Gaming Net Revenue $1,155 $1,255 $1,434 $1,763 $1,875 $1,655 $2,746 $5,607 Operating Income (Loss) $121 $175 $231 $407 $358 $187 $(138) $934 Embedded Net Revenue $42 $54 $79 $71 $595 $1,257 $143 $246 Operating Income (Loss) $(3) $6 $23 $18 $277 $641 $(11) $44 All Other Operating Loss $(96) $(92) $(104) $(117) $(803) $(1,450) $(288) $(409) TOTAL Net Revenue $3,445 $3,850 $4,313 $4,826 $5,887 $6,550 $9,763 $16,434 Operating Income $662 $831 $948 $1,207 $951 $526 $1,369 $3,648 APPENDICES HISTORICAL SEGMENT RESULTS

Q2 2022 FINANCIAL RESULTS – AUGUST 2, 202230 DISCLAIMERS AND ATTRIBUTIONS The information contained herein is for informational purposes only and is subject to change without notice. Timelines, roadmaps, and/or product release dates shown in these slides are plans only and subject to change. While every precaution has been taken in the preparation of this document, it may contain technical inaccuracies, omissions and typographical errors, and AMD is under no obligation to update or otherwise correct this information. Advanced Micro Devices, Inc. makes no representations or warranties with respect to the accuracy or completeness of the contents of this document, and assumes no liability of any kind, including the implied warranties of non-infringement, merchantability or fitness for particular purposes, with respect to the operation or use of AMD hardware, software or other products described herein. No license, including implied or arising by estoppel, to any intellectual property rights is granted by this document. Terms and limitations applicable to the purchase or use of AMD’s products are as set forth in a signed agreement between the parties or in AMD's Standard Terms and Conditions of Sale. ©2022 Advanced Micro Devices, Inc. All rights reserved. AMD, the AMD Arrow logo, AMD CDNA, AMD Instinct, AMD RDNA, Radeon, Ryzen, EPYC, Versal and combinations thereof are trademarks of Advanced Micro Devices, Inc. Other product names used in this presentation are for identification purposes only and may be trademarks of their respective companies